UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 17, 2008 (January 17, 2008)

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MASSEY ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	1-7775	95-0740960
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 17, 2008, Massey Energy Company (the “Company”) issued a press release announcing that it has settled the Clean Water Act lawsuit filed in May 2007 on behalf of the Environmental Protection Agency (“EPA”).

The Company’s press release dated January 17, 2008 is attached as Exhibits 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated January 17, 2008 issued by the Company entitled “Massey Energy Resolves EPA Clean Water Act Suit.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: January 17, 2008	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index
Exhibit Number	Description
99.1	Press release dated January 17, 2008 issued by the Company entitled “Massey Energy Resolves EPA Clean Water Act Suit.”